File No. 333-126384
                                             Filed Pursuant to Rule 497(e) under
                                                      the Securities Act of 1933



                                                               November 17, 2010

                    PIONEER INSTITUTIONAL MONEY MARKET FUND

              SUPPLEMENT TO THE DECEMBER 1, 2009 CLASS 1, CLASS 2
                         AND CLASS 3 SHARES PROSPECTUS


The trustees of the fund have authorized the liquidation of the fund. It is anticipated that the fund will be liquidated on or about December 1, 2010 (the "Liquidation Date"). Effective November 17, 2010, the fund will not accept purchase requests to establish new accounts in the fund.

As the Liquidation Date approaches, the fund's adviser is expected to increase the portion of the fund's assets held in cash and similar investments and reduce maturities of non-cash investments, in seeking to maintain adequate liquidity and a stable net asset value of $1.00 per share until the Liquidation Date.

Shareholders can redeem their shares of the fund at any time prior to liquidation. Any shares of the fund outstanding on the Liquidation Date will be redeemed automatically as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the fund has paid or provided for all of its charges, taxes, expenses and liabilities. Liquidation proceeds will be paid in cash to each shareholder of record.

The liquidation of the fund may result in income tax liabilities for the fund's shareholders. The automatic redemption of the fund's shares on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes; however, you will not have any gain or loss on the redemption to the extent the fund maintains a net asset value of $1.00 per share.



                                                                   24416-00-1110
                                            2010 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds